Exhibit 99.2


BioArchive

ThermoGenesis®

A leader in cellular processing

"A solution provider for automated cell processing tools and services in the cell & gene therapy field"

A Corporate Update in the Fight against COVID-19

May 14, 2020

Disclosure and Forward-Looking Statement

This presentation includes statements of future expectations and other forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current views and assumptions, speak only as of the date hereof and are subject to change. Forward-looking statements can often be identified by words such as “may,” “could,” “potential,” “continue,” and similar expressions and include, but are not limited to, statements regarding research and product commercialization. These forward-looking statements are no guarantees of future results and are subject to known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially and adversely from those expressed or implied in such statements. A more complete description of risks that could cause actual events to differ from the outcomes predicted by these forward-looking statements is set forth under the caption "Risk Factors" in our Annual Report on Form 10-K, in our Quarterly Reports on Form 10-Q, and in other reports filed with the Securities and Exchange Commission from time to time, and you should consider each of those factors when evaluating the forward-looking statements. We undertake no obligation to revise or update publicly any forward-looking statements for any reason, except as required by law.

ThermoGenesis

About ThermoGenesis (est. 1986)

- ***Automated Cell Processing Tools and Medical Device Manufacturer:***
  - *CAR-TXpress™ Platform with X-BACS™ technology*: Large scale immune cell manufacturing platform. Potentially reducing CAR-T cell manufacturing cost by **2/3**
  - *AXP® and BioArchive® Systems*: Best technology for clinical stem cell banking.
  - *PXP® System*: Isolating regenerative cells at the Point-of-Care (PcC) clinical setting
- ***COVID-19 IgM/IgG Rapid Serological Tests:***
  - **2-10 Minute** Rapid IgM/IgG Covid-19 Antibody Test [1]
  - Co-development with ImmuneCyte JV for convalescent plasma and human polyclonal and monoclonal antibody therapy approaches
- ***Intellectual Property:***
  - Well protected by I.P. rights and proprietary technology platforms

[1] As of April 15, 2020, the above product has been appropriately validated in accordance with *Section IV.D.* of the "Policy for Diagnostic Tests for Coronavirus disease-2019 during the Public Health Emergency issued by FDA on March 16, 2020". The required registrations and listings with FDA have been completed for distribution. The product is now listed on FDA website. Visit: https://www.accessdata.fda.gov/scripts/cdrh/cfdocs/cfRL/rl.cfm?lid=668984&lpcd=QKO

ThermoGenesis

Significant Unmet Needs for COVID-19


How seasonal flu and Covid-19 compare
FLU
COVID-19
R0 number
Estimate of how many people will be infected by an average individual with the disease
1.3
2-2.5
Bottom of the range
Top of the range
Incubation time
The time from exposure to first symptoms
DAYS
1-4
1-14
Hospitalization rate
Average percentage for total cases
2%
19%
Case fatality rate
Percentage of reported deaths among total cases
.1% or less
1-3.4%
Sources: CDC, WHO, NCBI


Critical 6.1%
Severe Disease 13.8%
Mild to moderate disease 80%

Source: WHO-China Joint Mission, March 2020

*Without an effective therapy, 20% of patients will be severe and critical stage, and **~ 50%** of critical stage patients will die*

UNMET NEEDS

No Vaccine,

No Therapy,

Needs for Rapid Test.

ThermoGenesis

Our Response: A Rapid **2-10min** Antibody Test

Rapid Covid-19 Serological IgG/IgM Test



Collect

Using the included lancet, 1 drop of fingertip blood is collected.

Load

Blood and solution added to the included test cartridge

Results

Two minutes later, the result is easily visible



IgG+ Line
IgM+ Line
Control Line
Negative Result
IgM Positive Result
IgG Positive Result
IgM & IgG Positive Result
Invalid Result (no control line)



Uncovers anti-Covid19 IgM/IgG antibodies
Needs only a single drop of blood
In only 2-10 minutes
Tested at the point-of-care
Expected cost for less than $30

- *U.S. FDA listed under Policy D[1] (April 15, 2020)*
- *Estimated over 330 million tests could be needed in the US, also global demands are escalating*
- *Manufacturing capacity at 100,000 tests per day, scale up 3 fold if needed.*

[1] As of April 15, 2020, the above product has been appropriately validated in accordance with *Section IV.D.* of the "Policy for Diagnostic Tests for Coronavirus disease-2019 during the Public Health Emergency issued by FDA on March 16, 2020". The required registrations and listings with FDA have been completed for distribution. The product is now listed on FDA website. Visit: https://www.accessdata.fda.gov/scripts/cdrh/cfdocs/cfRL/rl.cfm?lid=668984&lpcd=QKO

ThermoGenesis

Regulatory Filing Status Update

- On March 31, 2020, the Company submitted filing in accordance with the "Policy for Diagnostic Test for Coronavirus Disease – 2019 during the Public Health Emergency: Immediately in Effect Guidance for Clinical Laboratories, Commercial Manufacturer, and Food and Drug Administration Staff issued on March 16, 2020 for Serological Diagnostics."
- On April 15, 2020, the Company received the acknowledgement letter from FDA which provided confirmation that the ThermoGenesis' SARS-CoV-2 (COVID-19) IgM/IgG Antibody Fast Detection Kit has been appropriately validated in accordance with Section IV. D. ("Policy D") of the "Policy for Diagnostic Tests for Coronavirus Disease – 2019 during the Public Health Emergency," issued by FDA on March 16, 2020. The required registrations and listings with FDA have been completed, which now allow the diagnostic kit to be distributed.
- The product is now listed on FDA website. Please visit the link at: https://www.accessdata.fda.gov/scripts/cdrh/cfdocs/cfRL/rl.cfm?lid=668984&lpcd=QKO
- On April 30th, ThermoGenesis submitted additional request to FDA for review of validation data in order to obtain Emergency Use Authorization (EUA). FDA has acknowledged receipt of the request and assigned a pre-EUA number, **PEUA200895**.
- Additional information of the COVID-19 Kit is available at: https://thermogenesis.com/covid-19-test-kit/

ThermoGenesis

7 Antibody Test - Application Scenario and Needs

(1) Antibody test seen as key to re-opening country
– used for screening individuals and work force with protective immunity
– estimated needs ~330 million tests in the U.S.


News Opinion Sport Culture Lifestyle More

World ▸ Europe US Americas Asia Australia Middle East Africa Inequality Global development

Coronavirus outbreak

'Immunity passports' could speed up return to work after Covid-19

German researchers studying how lockdown restrictions could be lifted for some people

- Coronavirus - latest updates
- See all our coronavirus coverage

Kate Proctor, Ian Sample and Philip Oltermann
Mon 30 Mar 2020 14.22 EDT

2,142



(2) Antibody test is key to the success of COVID-19 vaccine
– used to verify antibody titer after vaccination
– estimated needs, another ~330 million tests in the U.S.

ThermoGenesis

ThermoGenesis' Multi-tiered Antibody Therapy

Patients develop Covid-19 antibody in convalescent plasma


Antibody Test
IgM
IgM+IgG
IgG
IgM+IgG
IgG
Incubation Period
Fever
(After several years)
IgG Antibody
IgM Antibody
Reinfection
IgM Antibody
Relevant Antibody Level
-14 -7 0 7 14 21 28 35 42
Days after onset
-14 -7 0 7 14 21 28 35
Days after reinfection

Evidences for Convalescent Plasma's Clinical Efficacy

- Convalescent plasma improves the survival rate of patients with **SARS** coronavirus – shorter hospital stay and lower mortality [1,2,3]
- Convalescent plasma for **Ebola Virus** disease [4]
- Convalescent plasma for the treatment of **MERS** coronavirus [5]
- Convalescent plasma for the treatment of patients with pandemic 2009 **Influenza A H1N1 virus** [6]

ThermoGenesis' Convalescent Plasma and Multi-tiered Antibody Strategy

Recovered Covid-19 Patients → *Rapid IgM/IgG Test* → ***Confirmed Antibody in Recovered Patients*** → *Proprietary Cell Processing* →

1. *Convalescent Plasma,*
2. *Polyclonal Antibody,*
3. *Monoclonal Antibody Drug (via ImmuneCyte JV)*



ThermoGenesis

ThermoGenesis – A Leader in Cellular Processing

——A full product line of FDA registered medical devices for cell banking, cell process and cell therapy

1. AXP®/BioArchive® Platform for Stem Cell Banking

2. PXP® Platform for Point-of-Care Clinical Application

3. CAR-TXpress™ Platform for Large Scale Cell Manufacturing



AXP II®


Periscope/Arm Rotation
Linear Actuator
Barcode Reader
Periscope/Arm Vertical Travel
Periscope/Arm
Major Lid Rotation
Minor Lid and Periscope Assembly
Minor Lid Rotation
CRF
Major Lid
Canister
Periscope Mirror and Canister Hook
bioarchive

BioArchive®

PXP®




High Efficiency Low Cost
Ficoll Free Beads Free
Best in Class Practice
IL-2, CD3, DNA
Gene Insertion
Volumes May Exceed 5 L
Additional IL-2 Infused
Isolation of MNCs
Selection of CD3+ Cells
Modification
Expansion
Volume Reduce/ Harvest
10 – 14 days
X-WASH®
Washing and Volume Reduction
Final Formulation
X-LAB®
Superior Isolation of MNC's
X-BACS®
Superior Selection of CD3+ Cells
Freezing
Patient
Direct Infusion
BioArchive®
Automated Storage and Retrieval
Patient
Direct Infusion

Proprietary CAR-TXpress™ Platform
with Patented X-BACS™ Technology

ThermoGenesis

AXP/BioArchive: Leading Technology for Cord Blood Banks

——Fully automated system for the isolation of stem cells from cord blood with superior performance



AXP II®



BioArchive®

NYBC National Cord Blood Program AXP Processing Results: N=34,011 CBUs				
	Recovery (Post-processing)		Volume (Post processing)	CD 34+ viability (Post-processing)
	% MNC	% CD34+	(mL)	(%)
Mean	91.6	96.6	20.99	99.3
Std. Dev.	9.8	17.5	0.09	0.65

Over **1 million** large scale automated processing procedures done worldwide using AXP® platform

AXP/BA® Customers include top public and private cord blood banks worldwide


Cbr
NATIONAL CORD BLOOD PROGRAM
New York Blood Center
crioestaminal
BEBEVIDA
cordlife
國際臍帶血庫企業集團
Global Cord Blood Corporation
HealthBaby

- *300+ BioArchive Systems worldwide at 129 sites in 37 countries*
- *BioArchive Systems also used in 4 FDA approved BLAs (from NYBC, MD Anderson, Cleveland Clinic & Duke)*

ThermoGenesis

Reducing CAR-T Manufacturing Cost Through Automation

——Introducing proprietary CAR-TXpress™ platform, potentially reduce manufacturing cost by ***2/3***


Whole Blood
BMA
Leukapheresis Unit
IL-2, CD3, DNA
Gene Insertion
Volumes May Exceed 5 L
Additional IL-2 Infused
Isolation of MNCs
Selection of CD3+ Cells
Modification
Expansion
Volume Reduce/ Harvest
10 – 14 days
Final Formulation
X-WASH®
Washing and Volume Reduction
X-LAB®
Superior Isolation of MNC's
X-BACS®
Superior Selection of CD3+ Cells
Freezing
Patient
Direct Infusion
BioArchive®
Automated Storage and Retrieval
Patient
Direct Infusion

Proprietary CAR-TXpress™ Platform

with patented ***X-BACS™*** *technology*

ThermoGenesis

Cell Processing Product Pipeline

CAR-TXpress™ Platform – Potentially Reducing CAR-T Cell Mfg. Cost by 2/3

- In Q3 2019, TG entered into global distribution agreement for X-Series® products with Corning
- Received $2M upfront license fee and access to global sales network

AXP®/BioArchive® Platform – Best Technology for Clinical Stem Cell Banking

- Over 1 million automated processing done worldwide
- Over 130 institutes in close to 40 different countries

PXP® Platform – Isolating Regenerative Cells at the Point-of-Care Clinical Setting

- TG signs PXP supply agreement with Orthohealing Center Management, a clinical network focused on orthopedic medicine
- Various point-of-care applications are tangible

ThermoGenesis

Financial Performance (Year-to-Year)


Revenue ($ in millions)
$15.0
$10.0
$5.0
$0.0
$9.7
$13.0
2018
2019


Gross Profit ($ in millions)
$6.0
$4.0
$2.0
$0.0
$2.2
$5.7
2018
2019


OpEx ($ in millions)
$15.0
$10.0
$5.0
$0.0
$12.7
$10.4
2018
2019


Cash ($ in millions)
$4.0
$3.0
$2.0
$1.0
$0.0
$2.4
$3.2
2018
2019

YR 2019 vs. YR 2018

- Revenues up by ***35%***
- Gross profit up by ***156%***
- Operation Exp down by ***18%***[1]
- Cash on hand up by ***33%***
- Adjusted EBITDA up by ***64%***

[1] OpEx(2018) number excludes impairment charges. With impairment charges, down by 77%.

Financial Performance (Quarter-to-Quarter)


Revenue ($ in millions)
$3.3
$3.2
$3.1
$3.0
$2.9
$3.0
$3.2
2019Q1
2020Q1


Gross Profit ($ in millions)
$1.6
$1.5
$1.4
$1.3
$1.2
$1.3
$1.5
2019Q1
2020Q1


OpEx ($ in millions)
$2.8
$2.6
$2.4
$2.2
$2.0
$2.2
$2.7
2019Q1
2020Q1

**OpEx up due to new business activities*


Cash ($ in millions)
$8.0
$6.0
$4.0
$2.0
$0.0
$2.2
$3.2
$5.7
2019Q1
2019EOY
2020Q1

2020 Q1 vs. 2019 Q1

- Revenues up by ***8%***
- Gross profit up by ***19%***
- Operation Exp up by ***25%***
- Cash on hand up by ***155%***

- Cash or cash equivalent on hand continue to increase, reaching ***$5.7*** million
- Increased revenue, gross profit, and cash demonstrating greater financial stability

ThermoGenesis

Investment Values and Peer Group Comparison

—— With stronger cash position heading into 2020, ThermoGenesis is at inflection point

Scientific Tool and Service Companies

in Cell & Gene Therapy Field

Company Ticker	ThermoGenesis (Nasdaq:THMO)	Cryoport (Nasdaq:CYRX)	BioLife (Nasdaq:BLFS)
Business	Automated Cell Process Tools & Services	Shipping Logistic Services	Reagents & Buffers
Revenue (TTM)[1]	$13M	$26M	$22M
Stock Price[2]	$10.97	$22.34	$14.89
Market Cap[2]	$69M	$841M	$305M

[1] Revenue Cash position as of 12/31/2019
[2] Market Cap data as of 05/11/2020

ThermoGenesis

Board of Directors



Dr. Chris Xu, PhD, MBA | Chairman and Chief Executive Officer

20+ years in life sciences and pharmaceutical industry. Entrepreneur & investor, has invested in more than 20+ private and public companies. The largest investor of the Company.



Dr. Russell Medford, MD, PhD | Independent Director

Chairman of The Board at Center for Global Health Innovation, Chairman and CEO of Covanos, Inc. and senior biotechnology executive with extensive CEO and board experiences in both public and private companies.



Dr. Joseph Thomis, PhD | Independent Director

40+ years of experience in drug discovery, clinical development and commercialization. Eight commercially successful products launched. Senior executive roles at Quintiles.



Debra Donaghy, CPA, CMA, CTP | Independent Director

30+ year of experience in corporate financing and accounting. Various roles at public and private companies, including CTI Food LLC, Diamond Food Inc, E&J Gallo Winery etc.



Mark Westgate, CPA | Independent Director

20+ years of finance experience with both public and private life sciences companies. Vice president & CFO at PCT Cell Therapy Services, LLC, chief financial officer for Apricus Biosciences, Inc (Nasdaq:APRI).

ThermoGenesis

Executive Management Team



Chris Xu, PhD, MBA, Chairman and Chief Executive Officer

20+ years in life sciences and pharmaceutical industry. Entrepreneur & investor, has invested in more than 20+ private and public companies. The largest investor of the Company.



Haihong Zhu, President

25+ years involved in stem cell field, started her career in stem cell research at Harvard Medical School.
10+ years of executive management experiences in life science companies.



Phil Coelho, Scientific Founder, Chief Technology Officer

Inventor of many of the legendary automated cellular processing products.
Holder of 50+ US patents and 300+ international patents.
30+ years of C-level experience with public life science companies.



Jeff Cauble, Chief Financial Officer

20+ years in managerial roles within finance for both private and publicly traded companies.



Mindy Wilke-Douglas, Vice President of Operations

20+ years of operation management and marketing experience in FDA regulated biotechnology and medical device companies.

ThermoGenesis

Pursuing Excellence In Cell Processing Technologies

In the fight against COVID-19

Company Contact:

ThermoGenesis Holdings, Inc.
Wendy Samford
916-858-5191
ir@ThermoGenesis.com

Investor Contact:

Rx Communications
Paula Schwartz
917-322-2216
pschwartz@rxir.com

For more information:

For ThermoGenesis, visit:
www.ThermoGenesis.com

ThermoGenesis